                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        DOMINGUEZ SERVICES CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                        [LOGO OF DOMINGUEZ SERVICES CORPORATION]


April 1, 1996

TO THE SHAREHOLDERS OF DOMINGUEZ SERVICES CORPORATION


Your Board of Directors and management are pleased to invite you to attend the Annual Meeting of Shareholders of Dominguez Services Corporation to be held on May 7, 1996 at 1:30 p.m. California time. The meeting will take place at the Torrance Marriott, 3635 Fashion Way, Torrance, CA 90503. Lunch will be served at 12:30, just prior to the Annual Meeting.

We would also be pleased if you would join us for a special reception at 12:00 noon prior to lunch. Since I have yet to meet many of our shareholders, I hope to make your acquaintance there, as do our new Directors, Debra Reed and Tom Huston. All of the Directors are looking forward to seeing you, and I urge you to take this opportunity to meet those who are responsible for your investment in Dominguez.

Please call (310) 834-2625, ext. 342, and let us know if you will attend.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed Proxy Card in the envelope provided without delay.

Thank you, and I hope to see you on May 7.

                                       Sincerely,

                                       /s/ Brian J. Brady

                                       Brian J. Brady
                                       President and CEO


                 Map to Torrance Marriott to be inserted here.

                         DOMINGUEZ SERVICES CORPORATION
                           21718 SOUTH ALAMEDA STREET
                          LONG BEACH, CALIFORNIA 90810

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Dominguez Services Corporation:

          The 1996 Annual Meeting of Shareholders of Dominguez Services Corporation (the "Company") will be held at the Torrance Marriott, 3635 Fashion Way, Torrance, CA 90503, on May 7, 1996 at 1:30 p.m. California time for the following purposes:

     1. To elect nine directors to hold office until the Company's next Annual Meeting and thereafter until their successors are duly elected and qualified.

     2. To ratify, confirm and approve the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors for the Company and its subsidiaries.

     The Board of Directors has fixed March 22, 1996 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

                         BY ORDER OF THE BOARD OF DIRECTORS

                                         C. W. ROSE

                                         /s/ C. W. ROSE

                                         SECRETARY


April 1, 1996

IMPORTANT: To assure your representation at the Annual Meeting, please indicate your voting instructions on the enclosed Proxy card, and date, sign and mail it promptly in the return envelope which is provided.

                         DOMINGUEZ SERVICES CORPORATION
                           21718 SOUTH ALAMEDA STREET
                              LONG BEACH, CA 90810

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 7, 1996

                             ---------------------


          This Proxy Statement and the accompanying Proxy are furnished in connection with the solicitation by the Board of Directors of Dominguez Services Corporation (the "Company") of Proxies in the accompanying form, to be voted at the Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting") to be held at 1:30 p.m. California time on May 7, 1996 at the Torrance Marriott, 3635 Fashion Way, Torrance, CA 90503. At the Annual Meeting, the shareholders of the Company's Common Stock will be asked to vote upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying Proxy and Notice of Annual Meeting of Shareholders are being mailed to shareholders of the Company on or about April 1, 1996.

                            SOLICITATION OF PROXIES

          The enclosed Proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

          The Company will bear the entire cost of preparing, assembling, printing and mailing the Proxy Statement, the accompanying Proxy, the Notice of Annual Meeting of Shareholders and any additional materials which may be furnished to shareholders in connection therewith. The solicitation of proxies will be made by mail and may also be made by telephone, facsimile, telegraph, or personally by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

          Any person who executes and returns the Proxy accompanying this Proxy Statement may revoke it at any time before its exercise by delivering to the Secretary of the Company a written instrument of revocation or by presenting a duly executed Proxy for the Annual Meeting bearing a later date. A Proxy may also be revoked by attending the Annual Meeting and voting in person. Each properly executed Proxy received prior to the Annual Meeting will be voted as directed. If not otherwise specified, Proxies will be voted for the election of the nominees for directors described in this Proxy Statement and at the discretion of management with respect to any other matters properly presented at the Annual Meeting or any adjournments thereof.

                               VOTING SECURITIES

          Only holders of record of the Company's Common Stock at the close of business on March 22, 1996 are entitled to notice of and to vote at the Annual Meeting. At that date, 1,004,370 shares of Common Stock were outstanding; also at that date, there were 325 holders of record of Common Stock. Subject to cumulative voting rights in the election of directors, holders of Common Stock are entitled to one vote on each matter submitted for each share held of record. Each shareholder or his proxy (including the persons named in the accompanying Proxy) entitled to vote for the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among any or all of the nominees. No shareholder or proxy, however, shall be entitled to cumulate votes for a candidate unless, prior to the voting, such candidate or candidates have been placed in nomination and the shareholder has given notice at the meeting that he intends to cumulate his votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination.

          The presence, either in person or by proxy, of persons holding a majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of the votes represented at the meeting will be required for the election of directors (unless cumulative voting is in effect) or the approval of any other matter voted upon at the Annual Meeting.

          The Company's principal executive offices are located at 21718 South Alameda Street, Long Beach, CA 90810.

                         PRINCIPAL SECURITIES HOLDERS

          The following table sets forth information as of March 22, 1996 with respect to the beneficial ownership of the Company's voting securities by (i) each person known by the Company to own beneficially five percent or more of any class of the Company's outstanding voting securities, (ii) each director nominee and named executive officer, and (iii) all directors and executive officers as a group. Each shareholder has sole voting and investment power with respect to such shares unless otherwise indicated.

                                                        NUMBER OF
                                                        SHARES AND                  PERCENT
                                                        NATURE OF                   OF ALL
                                           CLASS OF     BENEFICIAL     PERCENT      VOTING
 NAME AND ADDRESS OF BENEFICIAL OWNER     SECURITIES    OWNERSHIP     OF CLASS    SECURITIES
- ---------------------------------------   ----------   ------------   ---------   -----------

Carson Estate Company                       Common          205,105       20.4%         20.4%
18710 S. Wilmington, Suite 200
Rancho Dominguez, CA 90220

Watson Land Company                         Common           88,596        8.8%          8.8%
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

Dwight C. Baum                              Common           22,500/(1)/   2.2%          2.2%
200 S. Los Robles Ave., Suite 645
Pasadena, CA 91101-2431

Brian J. Brady                              Common              520          *             *
21718 S. Alameda St.
Long Beach, CA  90810

Richard M. Cannon                           Common           88,596/(2)/   8.8%          8.8%
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

Terrill M. Gloege                           Common                0          *             *
18710 S. Wilmington Ave., Suite 200
Rancho Dominguez, CA 90220

Thomas W. Huston                            Common            1,000          *             *
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

C. Bradley Olson                            Common          205,105/(3)/  20.4%         20.4%
18710 S. Wilmington, Suite 200
Rancho Dominguez, CA 90220

Langdon W. Owen                             Common            4,500          *             *
1300 Bristol North, Suite 290
Newport Beach, CA 92660

Charles W. Porter                           Common            4,371          *             *
400 Paseo Dorado
Long Beach, CA 90803

Debra L. Reed                               Common                0          *             *
555 W. 5/th/ St.
Los Angeles, CA  90013

Christopher W. Rose                         Common              950          *             *
21718 S. Alameda Street
Long Beach, CA  90810

John S. Tootle                              Common            2,906          *             *
21718 S. Alameda Street
Long Beach, CA 90810

All Directors and Officers as               Common          330,448       32.9%         32.9%
a group (13 persons)

*Less than one percent.

(1) All of such shares are owned by Mr. Baum and his spouse as trustees of the Dwight C. Baum and Hildagarde E. Baum Trust. Mr. and Mrs. Baum share voting and investment powers with respect to such shares.

(2) All of such shares are owned by Watson Land Company, of which Mr. Cannon is president, chief executive officer and a director. Mr. Cannon shares voting and investing powers with respect to such shares with the other directors of Watson Land Company.

(3) All of such shares are owned by the Carson Estate Company, of which Mr. Olson is president and a director. Mr. Olson shares voting and investment powers with respect to such shares with the other directors of Carson Estate Company.



                                   PROPOSAL I
                                   ----------

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

 Action is to be taken at the Annual Meeting with respect to the election of nine directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's bylaws provide that there shall be no fewer than seven and no more than nine directors. The Board has fixed the number of directors at nine.

  Set forth below is certain information concerning each nominee for director:

                                         PRINCIPAL OCCUPATION OR
                                                EMPLOYMENT
                                       AND ALL OTHER POSITIONS WITH        DIRECTOR
            NAME                AGE              COMPANY                    SINCE
- -----------------------------   ---  --------------------------------      --------
        Dwight C. Baum           83   Senior Vice President, Paine           1962
                                      Webber Incorporated (and
                                      predecessors), a brokerage
                                      house.

        Brian J. Brady           47   President, Chief Executive             1995
                                      Officer of the Company since
                                      November 1995; prior Assistant
                                      General Manager Public
                                      Utilities, City of Anaheim,
                                      since 1992; prior Vice
                                      President and General Manager,
                                      Energy Services, Inc., A
                                      Subsidiary of Southern
                                      California Edison, since 1988.

        Richard M. Cannon        54   Chief Executive Officer since          1991
                                      1994;  prior President, Watson
                                      Land Company, a privately held
                                      developer and owner of
                                      industrial centers and
                                      buildings.

        Terrill M. Gloege        60   Senior Vice President, Chief           1991
                                      Financial Officer, Carson
                                      Estate Company and affiliated
                                      entities, a privately held
                                      investment company, since 1989.

                                         PRINCIPAL OCCUPATION OR
                                                EMPLOYMENT
                                       AND ALL OTHER POSITIONS WITH        DIRECTOR
            NAME                AGE              COMPANY                    SINCE
- -----------------------------   ---  --------------------------------      --------

        Thomas W. Huston         34   Director of Leasing and Asset          1995
                                      Management since 1995; prior
                                      Assistant Director of Leasing
                                      and Asset Management; prior
                                      Leasing Agent, Watson Land
                                      Company.

        C. Bradley Olson         55   President, Carson Estate               1993
                                      Company, since 1992; prior
                                      Division President and
                                      Corporate Vice President of The
                                      Irvine Company since 1984.

        Langdon W. Owen          65   President, Don Owen &                  1994
                                      Associates, since 1973,
                                      Consulting Engineer and
                                      Financial Advisor.

        Charles W. Porter        65   Business Consultant since              1977
                                      January 1996; prior President,
                                      Chief Executive Officer of the
                                      Company since 1980.

        Debra L. Reed            39   Senior Vice President, Southern        1995
                                      California Gas Company, since
                                      1995; prior Vice President,
                                      Southern California Gas
                                      Company, since 1988.


 Dwight C. Baum serves as a director of Westminster Capital, Inc. and Measurex Corporation and is Chairman of the Board of United Cities Gas Company.

 The Proxies received will be voted for the election as directors of the nine nominees listed above unless otherwise specified, and each nominee has agreed to serve as a director if elected at the Annual Meeting. Although management does not anticipate that any of the persons named in the accompanying Proxy will be unable to serve, if any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a substitute nominee at their discretion.

                       THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED

 During 1995, the Board of Directors held eight meetings. None of the nominated directors attended less than 75% of the meetings of the Board of Directors or meetings of the Committees of which they were members.

 The Company has a standing Audit Committee consisting of three outside directors. The current members of the Audit Committee are Dwight C. Baum, Terrill M. Gloege and Debra L. Reed. The Audit Committee reviews the results of the Company's annual audit, the financial statements and internal accounting and control procedures, and recommends the selection of auditors to the Board of Directors. The Audit Committee met two times during 1995.

 The Company has a standing Compensation Committee consisting of three outside directors. The Compensation Committee annually recommends to the Board of Directors the compensation for each officer, including the President, for the ensuing year. The current members of the Compensation Committee are Terrill M. Gloege, Thomas W. Huston and Debra L. Reed. During 1995 the Compensation Committee met two times.

 The Company also has a standing Planning/Growth Committee whose members are Richard M. Cannon, C. Bradley Olson and Langdon W. Owen. The Planning/Growth Committee met twice during 1995.

 The Company does not have a standing Nominating Committee nor any other committee performing similar functions.

 Except for Mr. Porter and Mr. Brady (who were directors and employees during 1995), the Company paid each of its outside directors an annual fee of $3,900, plus an additional $450 for each meeting of the Board of Directors or Committee thereof attended.

 To the Company's knowledge, based solely on its review of the copies of reports furnished to the Company and representations from reporting persons that no reports were required to be filed, all officers, directors and ten percent beneficial owners of the Company's voting securities complied with the filing requirements of Section 16 (a) of the Securities Exchange Act of 1934 during 1995.


                       EXECUTIVE OFFICERS AND COMPENSATION

 Set forth below is certain information with respect to each of the Company's executive officers. All officers have served at the discretion of the Board of Directors.

                                                                            YEARS AS
            NAME                AGE     POSITION WITH COMPANY               OFFICER
- -----------------------------   ---   -------------------------             --------
Brian J. Brady                   47   President, Chief                          -
                                      Executive Officer /(1)/
Charles W. Porter                65   President, Chief                         21
                                      Executive Officer
Christopher W. Rose              53   Secretary, Vice President                 7
John S. Tootle                   41   Chief Financial Officer,                  9
                                      Treasurer and Vice
                                      President-Finance

(1) Mr. Brady was elected President and Chief Executive Officer in November 1995 and Chairman of the Board upon Mr. Porter's retirement in January 1996.

 The following table sets forth the compensation paid by the Company in 1995 and its two prior fiscal years to the Company's Chief Executive Officer and the two other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 1995:


SUMMARY COMPENSATION TABLE
                                                                                     ALL OTHER
NAME & PRINCIPAL POSITION                  YEAR       SALARY           BONUS        COMPENSATION
- ----------------------------------------   ----   ---------------   ------------    ------------
C.W. Porter
President & Chief Executive Officer        1995      /(1)/180,328         11,000         0
                                           1994           143,100    /(2)/11,490         0
                                           1993           139,100         11,325         0

C.W. Rose
Secretary & Vice President                 1995           101,154          7,520         0
                                           1994            96,431          7,375         0
                                           1993            94,653          7,595         0

John S. Tootle
Chief Financial Officer, Treasurer &
 Vice President                            1995           112,832          9,340         0
                                           1994           108,685          8,825         0
                                           1993           106,145          9,610         0

(1) Mr. Porter's salary for 1995 includes $24,082 in bonus payments deferred from previous years. Subsequently, in January 1996, Mr. Porter received an additional $32,243 which represented the balance of deferred bonus payments due him.
(2) During 1994, Mr. Porter's Bonus award was as indicated, but payment was not made until subsequent years.


PENSION PLAN

 The Company has a non-contributory defined benefit pension plan (the "Defined Benefit Plan"). Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts dependent on length of service and cash compensation received by a particular employee.

 An employee's interest in the Defined Benefit Plan becomes vested after completing at least five years of service with the Company. Benefits are payable monthly upon retirement. The benefits listed in the following table are not subject to any deduction for Social Security or other offset amounts. The following table illustrates the estimated annual benefits payable upon retirement for persons in the earnings classifications with years of service as shown.


    AVERAGE
 ANNUAL SALARY
  FOR HIGHEST                BENEFITS BASED ON LENGTH OF SERVICE
  CONSECUTIVE      ---------------------------------------------------------
   FIVE YEARS      15 YEARS    20 YEARS     25 YEARS    30 YEARS    35 YEARS
- ----------------   --------   ----------   ----------   ---------   --------
  $ 30,000          $11,100      $14,800     $ 18,500    $ 22,200   $ 25,900
    40,000           15,200       20,300       25,400      30,500     35,500
    50,000           19,400       25,800       32,300      38,700     45,100
    60,000           23,500       31,300       39,100      47,000     54,700
    70,000           27,600       36,800       46,000      55,200     64,400
    80,000           31,700       42,300       52,900      63,500     74,000
    90,000           35,900       47,800       59,800      71,700     83,600
   100,000           40,000       53,300       66,600      80,000     93,300
   110,000           44,100       58,800       73,500      88,200    102,900
   120,000           48,200       64,300       80,400      96,400    112,500
   130,000           52,500       70,000       87,660     105,100    122,100
   140,000           56,500       75,300       94,100     112,900    131,700
   150,000           60,600       80,800      101,000     121,200    141,400
   160,000           64,700       86,300      107,800     129,400    151,000
   170,000           68,800       91,800      114,700     137,700    160,650

  Payments which are made by the Company to the Defined Benefit Plan are computed on an actuarial basis. The benefits described in the table above are not subject to any deduction for Social Security or other offset amounts. Contributions in the amount of $491,456 were made to the Defined Benefit Plan for the plan year ended February 29, 1996. The credited years of service for C.W. Porter, C.W. Rose and John S. Tootle are twenty-two years, six years and nine years respectively.

                              CERTAIN TRANSACTIONS

  Watson Land Company leases to the Company two well sites for which the Company paid rent of $41,330 in 1995. The leases continue until 2010 with annual adjustments to the rental amount based upon the Consumer Price Index. Watson Land Company holds 8.8% of the Company's outstanding Common Stock. Mr. Cannon is President and Chief Executive officer of Watson Land Company and Mr. Huston is employed by Watson Land Company. The Company believes that the terms of this transaction are at least as favorable to the Company as it would have been if they had been negotiated with an unaffiliated third party.

                                  PROPOSAL II

                              INDEPENDENT AUDITORS
                             (ITEM 2 ON PROXY CARD)


  A representative of Arthur Andersen LLP will attend the meeting and, if he so desires, make a statement; he will respond to appropriate questions.

  The appointment of Arthur Andersen LLP by the Board of Directors is based on the recommendation of the Audit Committee, which historically has reviewed both the audit scope and the estimated audit fees and related services for the coming year.

  The Audit Committee has based its recommendation on Arthur Andersen LLP's special expertise with respect to complex tax and accounting issues applicable to regulated utilities. Arthur Andersen LLP has audited the Company's financial statements since 1991.

  The Board of Directors recommends a vote "FOR" the proposal to ratify, confirm and approve the appointment of Arthur Andersen LLP as auditors for the company and its subsidiaries.

                             SHAREHOLDER PROPOSALS

  Eligible shareholders who wish proposals to be considered for inclusion in the proxy solicitation materials relating to the 1997 Annual Meeting must submit such proposals to the Company no later than December 2, 1996. An eligible shareholder is one who owns at least one percent or $1,000 in market value of the voting securities entitled to vote at the 1997 Annual Meeting of Shareholders and who has held such securities for at least one year and continues to hold such securities through the date of that Annual Meeting.

                                 OTHER MATTERS

  The Board of Directors knows of no business to be transacted at the Annual Meeting other than that described above. Should other matters properly come before the Annual Meeting, including any adjournments thereof, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein with respect to such matters.

                                 ANNUAL REPORT

  The 1995 Annual Report to Shareholders is being mailed to shareholders together with this Proxy Statement. The Company will provide to any shareholder, without charge, a copy of its Annual Report on form 10-K for the year ended December 31, 1995, including financial statements and financial statement schedules appended thereto, upon the written request of any such shareholder. Requests should be directed to Dominguez Services Corporation, 21718 South Alameda Street, Long Beach, California 90810, Attention: C. W. Rose, Secretary.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          DOMINGUEZ SERVICES CORPORATION

                                     /s/ C. W. ROSE

                                     C. W. ROSE
                                     SECRETARY

April 1, 1996

- --------------------------------------------------------------------------------
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        DOMINGUEZ SERVICES CORPORATION
                          21718 SOUTH ALAMEDA STREET
                             LONG BEACH, CA 90810


  The undersigned hereby appoints Brian J. Brady and C.W. Rose, or either of them, each with the power to appoint his substitute, as proxy and hereby authorizes them to represent and to vote, as designated below, all the shares of capital stock of DOMINGUEZ SERVICES CORPORATION (the "Company") held of record by the undersigned on March 22, 1996, at the Company's 1996 Annual Meeting of Shareholders to be held on May 7, 1996, and at any adjournments thereof.

- -------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                     (Continued and to be signed on other side)

- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --

- --------------------------------------------------------------------------------

Please mark your votes as indicated [X]

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF
ALL THE NOMINEES FOR DIRECTORS AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                  ---
ITEMS 1 AND 2:

Item 1: Election of Directors

Nominees: Dwight C. Baum, Brian J. Brady, Richard M. Cannon, Terrill M. Gloege, Thomas W. Huston, C. Bradley Olson, Langdon W. Owen, Charles W. Porter, Debra L. Reed

       FOR  [_]     WITHHELD FOR ALL  [_]

WITHHELD FOR [Write nominee name(s) in the space provided below].

- -------------------------------------------------------------------------------

Item 2: Appointment of Arthur Andersen LLP as Independent Auditors

       FOR  [_]       AGAINST  [_]       ABSTAIN  [_]


In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, DETACH, AND RETURN THE UPPER HALF OF THIS FORM.


Signature(s) ___________________________   Date _______________________________

NOTE: (Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such).

- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --